SHAREHOLDER LETTER

CONTENTS

Shareholder Letter                                 1
Manager's Discussion                               3
Performance Summary                                5
Financial Highlights &
Statement of Investments                           7
Financial Statements                              11
Notes to
Financial Statements                              14
Report of Independent
Accountants                                       17


Dear Shareholder:

It's a pleasure to bring you the Franklin Strategic Mortgage Portfolio's annual report for the period ended September 30, 1997.

During the one-year reporting period, economic conditions were very favorable for investors. Although in the beginning of the period, growth was a little sluggish, the economy soon strengthened to a point where the Federal Reserve Board (the Fed) began to worry it might overheat. Concerned that this strong growth might lead to higher inflation, the Fed increased short-term interest rates in March by 25 basis points, from 5.25% to 5.50%. This rate hike had the desired effect of moderating economic growth. Interest rates also became more stable, reversing their general rise, and ended the period down from where they began. The 30-year U.S. Treasury bond started the one-year period with a rate of 6.93% and finished at 6.41% on September 30, 1997.1

The Fed raised rates only once during the reporting period. Despite continued strong economic growth, there have been remarkably few signs of increased inflation. This low inflation, combined with a balanced budget agreement between the President and Congress, greatly contributed to a beneficial environment of falling interest rates.

1. Source: Federal Reserve H15 Report.


At the end of the period, we believe the economy's growth rate is again accelerating, as consumer spending strengthens. Rising growth would increase the possibility of a Fed rate hike in the future. Our positioning of the Franklin Strategic Mortgage Portfolio, in light of this possibility, and over the course of the reporting period, is detailed in the Manager's Discussion on page 3 of this report.

We appreciate your continued support, welcome your comments, and look forward to serving you in the years to come.

Sincerely,


Charles B. Johnson
Chairman
Franklin Strategic Mortgage Portfolio

MANAGER'S DISCUSSION


Your Fund's Objective: Seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1

Favorable economic conditions contributed to a strong performance for the Franklin Strategic Mortgage Portfolio. The Portfolio enjoyed a cumulative total return, excluding sales charges, of 9.84% for the one-year period ended September 30, 1997. An environment of relatively stable and falling interest rates contributed to this strong performance by positively influencing the mortgage pass-through securities market in which the Portfolio invests. Mortgage securities offer advantages in both yield and income over lower-risk U.S. Treasury securities, and benefited from the relatively stable and decreasing interest-rate environment.

What is a "pass-through" security?

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a prorated share of both regular interest and principal payments -- as well as unscheduled early prepayments -- on the underlying mortgage pool. The primary issuers or guarantors of these mortgage securities are the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by these agencies are generally considered to be high quality investments having minimal credit risks.


1. U.S. government securities owned by the fund or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Our investment approach, which utilizes low portfolio turnover, helps reduce unnecessary transaction costs. Over the one-year reporting period, we continued our strategy of purchasing high credit quality mortgage pass-through securities. In an effort to reduce risk and further diversify our holdings we invested in a variety of pass-through coupon and maturity sectors, and different agency mortgage securities, including GNMA, FNMA and FHLMC issues.

In addition, in seeking to reduce our risk exposure, we managed the fund's portfolio with a slightly lower interest-rate risk than that of the Salomon Brothers Mortgage Index.2 The relatively lower interest-rate risk of our securities, compared with the index, made them less susceptible to a loss in value that would result from a rise in interest rates. This action should position the Portfolio to perform relatively well if the Fed increases rates, which we believe is likely.

This discussion reflects the strategies we employed for the Portfolio during the year under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Portfolio.

We appreciate your participation in the Franklin Strategic Mortgage Portfolio and look forward to serving your investment needs in the months and years to come.

2. Source: Salomon Brothers. Risk measured by duration as of 9/30/97.


PERFORMANCE SUMMARY

Franklin Strategic Mortgage Portfolio's share price, as measured by net asset value, increased 22 cents, from $9.74 on September 30, 1996, to $9.96 on September 30, 1997.

At the end of the reporting period, the fund's distribution rate was 6.96%, based on an annualization of the current, monthly dividend of 5.9499 cents ($0.059499) per share and the maximum offering price of $10.40 on September 30, 1997.

The chart on page 6 illustrates that since its inception in 1993, the Franklin Strategic Mortgage Portfolio slightly underperformed the unmanaged Solomon Brothers Mortgage Index. Comparing a mutual fund with an index, however, is never an apples-to-apples comparison. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Dividend Distributions
10/1/96 - 9/30/97*

                           Dividend
Month                      per Share
------------------------------------------
October                   5.9315 cents

November                  5.7671 cents

December                  6.1516 cents

January                   5.8502 cents

February                  5.7977 cents

March                     6.4651 cents

April                     5.8692 cents

May                       5.5897 cents

June                      5.9096 cents

July                      5.7814 cents

August                    5.3395 cents

September                 6.3204 cents
----------------------------------------
Total                    70.773 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.
Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Periods ended September 30, 1997

                                                         Since
                                                       Inception
                                     1-Year   3-Year   (2/1/93)
-----------------------------------------------------------------
Cumulative Total Return1              9.84%   31.49%    37.30%

Average Annual Total Return2          5.20%    7.97%     6.06%

Distribution Rate3           6.96%

30-Day Standardized Yield4   6.95%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.
2. Average annual total returns measure the average annual change in value of an investment over the periods indicated and include the current, maximum 4.25% initial sales charge. See Note below.
3. Based on an annualization of the current, monthly dividend of 5.9499 cents per share and the maximum offering price of $10.40 on September 30, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1997.
Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus, actual total returns would be lower. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager has agreed to waive all or a portion of its management fees and made payments of other expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 6.35%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Directors.



*Includes all sales charges and represents the change in value of an investment during the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Index is unmanaged and includes reinvested dividends.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Highlights

                                                                      Year Ended September 30,
                                                       -------------------------------------------------------------
                                                            1997          1996        1995       1994        1993***
                                                       -------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                          $9.74        $9.91      $9.42      $10.24       $10.00
Income from investment operations:
 Net investment income                                        .708        .717        .714        .553         .365
 Net realized and unrealized gains (losses)                   .220       (.170)       .490       (.711)        .240
Total from investment operations                              .928        .547       1.204       (.158)        .605
Less distributions:
 Dividends from net investment income                        (.708)      (.717)      (.714)      (.553)       (.365)
 Distributions from net realized gains                         --          --          --        (.109)         --
Total distributions                                          (.708)      (.717)      (.714)      (.662)       (.365)
Net asset value, end of year                                $9.96       $9.74       $9.91       $9.42       $10.24

Total return+                                                9.84%       5.69%      13.27%      (1.61)%       6.13%
Ratios/Supplemental Data:
Net assets, end of year (000's)                          $8,934      $6,847      $5,980      $5,223        $5,306
Ratios to average net assets:
 Expenses                                                    --%         --%        --%         --%          --%
 Expenses excluding waiver and payments by affiliate          .82%       1.11%       1.24%       1.28%        1.22%*
 Net investment income                                       7.18%       7.26%       7.42%       5.65%        3.59%*
Portfolio turnover rate**                                   13.59%      17.64%      34.20%      86.38%      104.33%

+Total return does not reflect sales commissions and is not annualized. *Annualized
**The portfolio turnover rate excludes mortgage dollar roll transactions. ***For the period February 1, 1993 (effective date) to September 30, 1993.


See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Statement of Investments, September 30, 1997 (cont.)



                                                                                       PRINCIPAL
                                                                                        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------
bMortgage-Backed Securities 82.8%

 Federal Home Loan Mortgage Corp. (FHLMC) 23.1%
 9.00%, 6/01/01                                                                        $ 67,290   $ 69,172
 6.50%, 11/01/01                                                                        161,441    162,345
 6.50%, 3/01/09                                                                         105,822    105,528
 7.00%, 6/01/09                                                                          70,595     71,524
 8.00%, 1/01/10                                                                          48,317     50,143
 7.50%, 4/01/10                                                                          66,936     68,693
 6.00%, 7/01/10                                                                         116,614    114,277
 6.50%, 4/01/11                                                                          63,213     62,892
 7.00%, 7/01/11                                                                          91,587     92,638
 9.50%, 12/01/22                                                                         82,544     89,075
 7.00%, 6/01/24                                                                         126,888    127,124
 7.50%, 7/01/24                                                                         128,085    130,748
 8.00%, 7/01/24                                                                         112,749    116,763
 8.50%, 12/01/24                                                                        149,057    156,187
 8.00%, 6/01/25                                                                          40,487     41,881
 7.00%, 9/01/25                                                                          70,799     70,814
 7.00%, 10/01/25                                                                         45,106     45,116
 7.50%, 10/01/25                                                                         42,885     43,722
 7.50%, 1/01/26                                                                          64,399     65,655
 8.00%, 1/01/26                                                                          80,199     82,960
 7.00%, 3/01/26                                                                          58,854     58,803
 7.00%, 3/01/26                                                                         109,139    109,044
 7.50%, 5/01/26                                                                          46,561     47,460
 7.50%, 1/01/27                                                                          75,221     76,673
                                                                                                 ----------
 Total Federal Home Loan Mortgage Corp. (Cost $2,001,527)                                        2,059,237
                                                                                                 ----------
 Federal National Mortgage Association (FNMA) 35.5%
 6.00%, 3/01/01                                                                         190,653    189,309
 6.50%, 9/01/08                                                                         108,478    108,256
 7.00%, 7/01/09                                                                          85,620     86,705
 7.50%, 7/01/09                                                                          61,156     62,752
 6.00%, 4/01/11                                                                          47,659     46,549
 6.50%, 4/01/11                                                                          46,758     46,530
 6.00%, 5/01/11                                                                          49,115     47,971
 7.00%, 11/01/11                                                                         32,625     33,001
 6.00%, 12/01/23                                                                         24,932     23,827
 6.50%, 6/01/24                                                                         424,958    416,251
 7.00%, 6/01/24                                                                         333,943    333,944
 8.50%, 7/01/24                                                                          70,132     73,466
 8.00%, 1/01/25                                                                         137,635    142,395
 8.00%, 1/01/25                                                                          22,056     22,802
 9.00%, 1/01/25                                                                         134,962    144,042
 7.50%, 8/01/25                                                                         201,673    205,427
 7.50%, 11/01/25                                                                         48,832     49,742
 7.00%, 1/01/26                                                                          56,304     56,216
 7.50%, 3/01/26                                                                          49,138     50,049
 7.00%, 6/01/26                                                                          71,620     71,455
 Federal National Mortgage Association (FNMA) (cont.)
 8.00%, 6/01/26                                                                        $ 26,609   $ 27,519
 8.00%, 7/01/26                                                                          48,462     50,119
 8.00%, 8/01/26                                                                          82,130     84,938
 7.50%, 10/01/26                                                                         96,388     98,174
 7.00%, 4/01/27                                                                         300,000    299,202
 8.00%, 9/15/27                                                                         297,000    306,838
 6.116%, 11/01/35                                                                        95,204     94,789
                                                                                                 -----------
 Total Federal National Mortgage Association (Cost $3,049,986)                                   3,172,268
                                                                                                 -----------
 Government National Mortgage Association (GNMA), SF, 24.2%
 9.00%, 12/15/16                                                                        107,080    116,393
 10.00%, 10/15/18                                                                        52,738     57,966
 9.50%, 10/15/20                                                                         94,348    102,671
 8.00%, 2/15/23                                                                         178,054    184,943
 7.00%, 6/15/23                                                                         241,592    242,711
 7.50%, 6/15/23                                                                         129,569    132,438
 6.50%, 1/15/24                                                                         248,911    244,349
 8.50%, 7/15/24                                                                         106,478    111,715
 8.00%, 1/15/25                                                                          37,212     38,520
 7.50%, 9/15/25                                                                          44,718     45,559
 7.50%, 9/15/25                                                                          23,196     23,632
 7.00%, 1/15/26                                                                          47,775     47,846
 7.50%, 1/15/26                                                                          72,255     73,592
 7.00%, 3/15/26                                                                          24,222     24,259
 7.50%, 5/15/26                                                                          21,647     22,048
 8.00%, 6/15/26                                                                          50,209     51,994
 8.00%, 6/15/26                                                                          36,612     37,914
 8.50%, 8/15/26                                                                          24,666     25,870
 8.00%, 8/20/26                                                                          32,522     33,556
 7.50%, 10/15/26                                                                         38,474     39,186
 7.50%, 9/15/27                                                                         495,000    504,049
                                                                                                 ----------
 Total Government National Mortgage Association (Cost $2,126,691)                                2,161,211
                                                                                                 ----------
 Total Mortgage-Backed Securities (Cost $7,178,204)                                              7,392,716
                                                                                                 ----------

 Repurchase Agreement 15.9%
 Joint Repurchase Agreement, 6.007%, 10/01/97, (Maturity Value $1,424,348)
 (Cost $1,424,111)
   Aubrey G. Lanston & Co., Inc.,  (Maturity  Value  $108,356) B.A.  Securities,
   Inc.,  (Maturity Value  $108,356)  Barclays de Zoete Wedd  Securities,  Inc.,
   (Maturity  Value  $124,076)  Bear,  Stearns  &  Co.,  Inc.,  (Maturity  Value
   $108,356)  CIBC  Wood  Gundy  Securities  Corp.,  (Maturity  Value  $108,356)
   Donaldson,  Lufkin & Jenrette  Securities  Corp.,  (Maturity  Value $108,356)
   Dresdner Bank,  (Maturity Value $108,356) Fuji  Securities,  Inc.,  (Maturity
   Value  $108,356)  Lehman  Brothers,  Inc.,  (Maturity  Value  $108,356) Sanwa
   Securities  (USA) Co., L.P.,  (Maturity  Value  $108,356) SBC Warburg,  Inc.,
   (Maturity  Value  $108,356) The Nikko  Securities  Co.  International,  Inc.,
   (Maturity Value $108,356) UBS Securities L.L.C., (Maturity Value $108,356)
    Collateralized by U.S. Treasury Bills & Notes                                    $1,424,111 $1,424,111
                                                                                                ------------
 Total Investments (Cost $8,602,315) 98.7%                                                       8,816,827
 Other Assets, less Liabilities 1.3%                                                               117,118
                                                                                                ------------
 Net Assets 100.0%                                                                              $8,933,945
                                                                                                ============

aSee Note 1(b) regarding joint repurchase agreement.


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
September 30, 1997


Assets:
 Investments in securities, at value (cost $7,178,204)                                         $7,392,716
 Repurchase agreement, at value and cost                                                        1,424,111
 Cash                                                                                               6,027
 Receivables:
  Investment securities sold                                                                          866
  Capital shares sold                                                                              64,762
  Interest                                                                                         45,463
                                                                                          -----------------
   Total assets and net assets, at value                                                        8,933,945
                                                                                          =================
Net assets consist of:
 Net unrealized appreciation                                                                    $ 214,512
 Accumulated net realized loss                                                                   (191,107)
 Capital shares                                                                                 8,910,540
                                                                                          -----------------
  Net assets, at value                                                                         $8,933,945
                                                                                          =================
 Net asset value per share ($8,933,945 / 896,996 shares outstanding)*                                  $9.96
                                                                                          =================
 Maximum offering price per share ($9.96 / 95.75%)                                                    $10.40
                                                                                          =================

*Redemption price is equal to net asset value less any applicable sales charge.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

Statement of Operations
for the year ended September 30, 1997


Investment income:
 Interest                                                              $540,924
Expenses:
 Management fees (Note 3)                                 $30,144
 Transfer agent fees (Note 3)                               1,438
 Custodian fees                                                76
 Reports to shareholders                                    1,060
 Registration and filing fees                              16,300
 Professional fees                                         11,105
 Amortization of organization costs (Note 1)                1,200
 Other                                                        776
                                                       ------------
  Total expenses                                                         62,099
                                                                      ---------
  Expenses waived/paid by affiliate (Note 3)                            (62,099)
                                                                      ---------
   Net expenses                                                               --
                                                                      ---------
    Net investment income                                               540,924
                                                                      ---------
Realized and unrealized gains:
 Net realized gain from investments                                       1,854
 Net unrealized appreciation on investments                             166,546
                                                                      ---------
Net realized and unrealized gain                                        168,400
                                                                      ---------
Net increase in net assets resulting from operations                   $709,324
                                                                      =========


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

Statement of Changes in Net Assets
for the years ended September 30, 1997 and 1996


                                                                                       1997        1996
                                                                                ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                             $ 540,924   $ 461,328
  Net realized gain from investments                                                    1,854          --
  Net unrealized appreciation (depreciation) on investments                           166,546    (107,488)
                                                                                ----------------------------
   Net increase in net assets resulting from operations                               709,324     353,840
 Distributions to shareholders from net investment income                            (539,448)   (461,328)
 Capital share transactions (Note 2)                                                1,916,844     974,807
                                                                                ----------------------------
   Net increase in net assets                                                       2,086,720     867,319
Net assets (there was no undistributed net investment income at end of year):
 Beginning of year                                                                  6,847,225   5,979,906
                                                                                ----------------------------
 End of year                                                                       $8,933,945  $6,847,225
                                                                                ============================


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

e. Organization Costs

Organization costs are amortized on a straight line basis over five years.

f. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

At September 30, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                   Year Ended September 30,
                                             ---------------------------------------------------------------
                                                              1997                           1996
                                             ---------------------------------------------------------------
                                                      Shares       Amount           Shares       Amount
                                             ---------------------------------------------------------------
Shares sold                                           163,167    $1,611,537          55,521      $545,307
Shares issued in reinvestment of distributions         52,806       521,075          46,337       455,627
Shares redeemed                                       (21,862)     (215,768)         (2,685)      (26,127)
                                             ---------------------------------------------------------------
Net increase                                          194,111    $1,916,844          99,173      $974,807
                                             ===============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Institutional Services Corporation (FISCO), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to FISCO based on the average net assets of the Fund as follows:

      Annualized
       Fee Rate   Average Daily Net Assets
     ------------------------------------------------------------------
         .400%    First $250 million
         .380%    Over $250 million, up to and including $500 million
         .360%    In excess of $500 million

Under an agreement with FISCO, FT Services provides administrative services to the fund. The fee is paid by FISCO based on average daily net assets, and is not an additional expense of the fund.

FISCO agreed in advance to waive management fees and assume payment of other expenses as noted in the Statement of Operations.

Distributors received net commissions from sales of Fund shares for the year of $1,194.

At September 30, 1997, Franklin Resources owned 76.84% of the Fund.


4. INCOME TAXES

At September 30, 1997, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Expiring in:  2002                    $106,746
                      2004                      54,436
                                             ----------
                                              $161,182
                                             ==========

At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $8,617,776 was as follows:

        Unrealized appreciation              $208,142
        Unrealized depreciation               (9,091)
                                             ---------
        Net unrealized appreciation          $199,051
                                             =========

Net realized  capital gains and losses  differ for  financial  statement and tax
purposes   primarily  due  to  differing   treatment  of  mortgage  dollar  roll
transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1997 aggregated $1,524,605 and $904,597, respectively.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Report of Independent Accountants

To the Shareholders and Board of Trustees of the Franklin Strategic Mortgage Portfolio:

We have audited the accompanying statement of assets and liabilities of the Franklin Strategic Mortgage Portfolio (the Fund), including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

November 4, 1997






FRANKLIN STRATEGIC MORTGAGE PORTFOLIO ANNUAL REPORT SEPTEMBER 30, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the investment holdings of the fund on 9/30/97, based on total net assets.

Investment Holdings

Federal National Mortgage Association (FNMA)          35.5%
Government National Mortgage Association (GNMA)       24.2%
Federal Home Loan Mortgage Corporation (FHLMC)        23.1%
Cash & Equivalents                                    17.2%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Strategic Mortgage Portfolio to that of the Salomon Brothers Mortgage Index, based on a $10,000 investment from 2/1/93 to 9/30/97.

Period Ending           Fund        Index

     2/1/1993       $9,579   $          10,000
       Feb-93       $9,718   $          10,092
       Mar-93       $9,780   $          10,153
       Apr-93       $9,839   $          10,222
       May-93       $9,859   $          10,269
       Jun-93      $10,007   $          10,368
       Jul-93      $10,014   $          10,411
       Aug-93      $10,130   $          10,453
       Sep-93      $10,166   $          10,463
       Oct-93      $10,215   $          10,497
       Nov-93      $10,133   $          10,478
       Dec-93      $10,230   $          10,557
       Jan-94      $10,349   $          10,664
       Feb-94      $10,187   $          10,598
       Mar-94       $9,984   $          10,336
       Apr-94       $9,932   $          10,271
       May-94       $9,959   $          10,306
       Jun-94       $9,925   $          10,280
       Jul-94      $10,109   $          10,480
       Aug-94      $10,139   $          10,502
       Sep-94      $10,002   $          10,362
       Oct-94       $9,978   $          10,358
       Nov-94       $9,952   $          10,321
       Dec-94      $10,043   $          10,407
       Jan-95      $10,248   $          10,640
       Feb-95      $10,511   $          10,911
       Mar-95      $10,546   $          10,956
       Apr-95      $10,685   $          11,103
       May-95      $11,033   $          11,463
       Jun-95      $11,101   $          11,523
       Jul-95      $11,116   $          11,546
       Aug-95      $11,228   $          11,653
       Sep-95      $11,329   $          11,756
       Oct-95      $11,446   $          11,864
       Nov-95      $11,571   $          12,003
       Dec-95      $11,706   $          12,152
       Jan-96      $11,803   $          12,246
       Feb-96      $11,709   $          12,149
       Mar-96      $11,658   $          12,108
       Apr-96      $11,628   $          12,052
       May-96      $11,591   $          12,036
       Jun-96      $11,727   $          12,190
       Jul-96      $11,782   $          12,239
       Aug-96      $11,778   $          12,242
       Sep-96      $11,974   $          12,447
       Oct-96      $12,206   $          12,689
       Nov-96      $12,377   $          12,864
       Dec-96      $12,329   $          12,807
       Jan-97      $12,414   $          12,916
       Feb-97      $12,437   $          12,930
       Mar-97      $12,392   $          12,823
       Apr-97      $12,569   $          13,018
       May-97      $12,679   $          13,139
       Jun-97      $12,807   $          13,290
       Jul-97      $13,012   $          13,536
       Aug-97      $13,003   $          13,511
       Sep-97      $13,152   $          13,672

Cum. TR                36.72%
------------------------------